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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                _________________


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 27, 2002



                          SPINNAKER EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



        Delaware                      001-16009                  76-0560101
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)



      1200 Smith Street, Suite 800                                  77002
            Houston, Texas                                       (Zip code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 759-1770

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ITEM 5.  OTHER EVENTS

     Spinnaker Exploration Company ("Spinnaker") entered into an underwriting agreement with Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Deutsche Banc Alex. Brown Inc., Salomon Smith Barney Inc., Banc of America Securities LLC, RBC Dain Rauscher Inc. and Sanders Morris Harris on March 27, 2002 in connection with the issuance and sale by Spinnaker of up to 5,750,000 shares of common stock of Spinnaker.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)     Exhibits

         1.1 Underwriting Agreement dated March 27, 2002 by and among Spinnaker Exploration Company, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Deutsche Banc Alex. Brown Inc., Salomon Smith Barney Inc., Banc of America Securities LLC, RBC Dain Rauscher Inc. and Sanders Morris Harris






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPINNAKER EXPLORATION COMPANY


Date:  March 28, 2002              By:      /s/ JEFFREY C. ZARUBA
                                            Jeffrey C. Zaruba
                                            Vice President, Treasurer and
                                            Assistant Secretary





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                                  EXHIBIT INDEX

      EXHIBIT
      NUMBER        DESCRIPTION

       1.1 Underwriting Agreement dated March 27, 2002 by and among Spinnaker Exploration Company, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Deutsche Banc Alex. Brown Inc., Salomon Smith Barney Inc., Banc of America Securities LLC, RBC Dain Rauscher Inc. and Sanders Morris Harris